Permian Basin, TX ‘38 SE Basin, Turkey ‘11 Applying old lessons to new frontiers January 11 Exhibit 99.1

Disclaimer
Forward-Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities;
revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances;
changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Reports on Form 10-Q for the
quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 available at our website at www.transatlanticpetroleum.com and
www.sec.gov. See also TransAtlantic’s 2009 audited financial statements and the accompanying management discussion and analysis. Forward-
looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.

Introduction to
Chairman Malone Mitchell, A Best-In-Class Operator
‘85
‘91
‘94
‘08
‘06
Malone Mitchell 3
rd
founded Riata Energy with $500
Acquired interest in Pakenham Field (West Texas). Birth of vertical integration.
After drilling 34 wells, sold Pakenham Field to Chevron for $97mm
Purchased >200,000 prospective acres in Pinon Field
Refined vertical integration strategy
Mr. Mitchell sold controlling stake to Chesapeake Energy (NYSE: CHK) Co-
Founder for $500mm. Riata Energy is renamed SandRidge Energy (NYSE: SD).
Mr. Mitchell & Family sold an additional $500mm stake in SandRidge (NYSE: SD)
’99 –‘06
‘95
Vertical Integration – “We’ve Done This Before”
Survived and Thrived In Many Cycles
WTI $/bbl
EOT
Built prior company (Lariat Services) to:
$175mm in assets
$139mm in 3rd
party sales
$33mm in 3rd
party net income
Key takeaways:
Lower cost / stretches dollars
Boost operational flexibility
Profit from 3
rd
party work
* Page F38, ‘08 SandRidge Energy (NYSE: SD)  Annual Report
Zorlu

Capitalize Good Ideas

TransAtlantic
Prepared For Growth
Mr. Mitchell and former Riata Energy executive Mr. Matthew McCann are appointed Chairman and Director, respectively
Acquired rigs & equipment. Vertical integration begins.
Acquired production and reserves when oil was < $40/bbl
Raised CDN $162mm @ CDN $1.65
Acquired Energy Operations Turkey, LLC (Paleozoic Trend)
Raised CDN $115mm  @ CDN $2.35
Appointed Gary Mize as Chief Operating Officer (President in June)
Closed acquisition of Zorlu’s E&P operations
First Fracture Stimulation in Thrace Basin
Raised US $85mm common equity @ US $2.80
Option to acquire Thrace Basin Natural Gas Turkiye Corporation and Pinnacle
Turkey Inc.
Equity invested (US)      $192 mm
Common share ownership 159.0 mm
Ownership                                   47%
Loans to company                      ~$82 mm
Commitment to Execute
Ownership includes Mitchell Group & associates
Excludes 296,666 of open market purchases and option exercises.
Mr. Mitchell does not have voting or investment control over shares held by associates.
Mar 09
Jun 09
Apr 08-
May 08
Dec 08
Jul 09
Nov 09
Aug 10
Jan 10
Oct 10
Exchange / Ticker NYSE-AMEX / TAT
Toronto / TNP
Market Capitalization (1) $1.12 billion
Shares outstanding (2)
Float
336.34 MM
189.82 MM
Shareholder Breakdown
Institutional:
Retail:
Directors & Officers:
27%
24%
49%
52-week
High
Low
$4.10
$2.43
Average volume
(3 months)
852,652
(1) As of January 3, 2011closing stock on the NYSE-AMEX price $3.32
(2) As of 9/30/10
Oct 10

Nov 10

Why Turkey?

Royalty 12.5%
Tax 20.0%
Investment in Turkey
increasing:
Chevron
Exxon
Petrobras
-
100
200
300
400
500
600
700
800
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 09
Crude Oil Consumption
vs. Production
000
BOPD
-
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09
Natural Gas Consumption vs.
Production
Turkey imports >70%
of its gas consumption
from Russia
Gas priced at ~$8/mcf
Known petroleum
systems and attractive
geology
Opportunity for
modern technology to
make a difference
No stimulation history

Becoming Turkey’s Best Public Oil & Gas Company

Introduction to
Thrace Basin
Prolific Tertiary gas basin,
Turkey’s most productive
onshore gas province
Approximately 1MM acres
Conventional and unconventional
gas
Over 1,500 sq. km of 3D seismic
Tight sand structures very
suitable for fracture stimulation
Located Northwest Industrial
Corridor of Turkey
Contains numerous re-entry
opportunities of old “show wells”
Marmara Sea

Includes Application Acreage and acreage held by TBNG/PTI

Thrace Basin

Fracture stimulation program
underway
Successfully frac’d first well
Technology delivers value
Deep Inventory of Re-entries,
which set up full scale
development
Net production 10
mmcf/d
Additional production of
10mmcf/d awaiting
connection to a pipeline
(most early Q1)
Conventional - Upside
Deep prospects with
large structural closures
Extension of shallow gas
play with 3D
In fill opportunity
Prospect inventory
building
Joint Venture  Block
with TPAO (National Oil
Company of Turkey )
Successfully fractured
stimulated Kepirtepe-1
well with an initial flow
rate of approximately 4.0 mmcf/d

Thrace Unconventional Gas
Fracing Unlocks The Potential

N – S Regional Cross-Section
of Western Thrace Basin
N
Thick sedimentary basin with tremendous upside from
fracture stimulation of tight sands and “show wells”
Reservoirs
Hamitabat (3500-4500 m)
Ceylan (3000-4000 m)
Mezardere (2000-3500 m)
“Tuffs” (found throughout Mezardere & Ceylan)
Thrace Basin Formations

Unconventional Gas Play:
Potential in the Mezardere

Isopach contour interval = 500 m
Maturation contour interval = 0.2%
MEZARDERE(for licence#3791)
Poro: 0.06
Sw: 0.5
Pay: 250 ft
D: 2,100 m
6,900 ft
P: 3,400 psi
T: 190 oF
40 BCF/Section
Potential Gas in
Place in Mezardere
Calculations are based on the area below:
Area: 640 acres

Unconventional Gas Play: Drillable Structures
in the Hamitabat and Mezardere

HAMITABAT (for licence#4861)
Poro: 0.06
Sw: 0.5
Pay: 250 ft
D: 4,600 m 15,100 ft
P: 7,500 psi
T: 350 oF
55 BCF/Section
Potential Gas in
Place in Hamitabat
Calculations are based on the area below:
Area: 640 acres

Introduction to Southeast Turkey Paleozoic Trend Syrian Trend Selmo TransAtlantic Application 14 Bakuk

History
Discovered by Mobil in 1964
and located near the prolific
Zagros fold belt, which
encompasses the oil fields of
Iran and Iraq
Second largest oil field in
Turkey (by cumulative
production) and is estimated
to have greater than 600
mmbls of oil in place, with ~
85 mmbls produced to date.
API of 34°
15
Selmo
Oil Field (100% Interest)
Upside Opportunity –
2P reserves:  19.7mmbls (1)
Vertically integrated to reduce
costs by half
Wells now cost < than $1 mm
Directional tools will enable us to
drill from pads (Feb ‘11)
Fraced S-57 in MSD with positive
results
Current production 2,400 Bopd
(1) - DeGolyer & MacNaughton Reserve Report, effective 12/31/09
64
57
70
Wells drilled or drilling
Next wells to be drilled
KEY:
Selmo Pay
Zone Feet Description
MSD 75 Dolomite
LSL 250 Limestone
LSD 75 Dolomite
72
69
62
58
52
53
51
61
Flowed
450bopd
54
45 ST
49
56
60
71
68
44 ST: Good potential from
MSD & Top LSL horizons.
SWEET SPOT: Good potential
from MSD & Top LSL horizons.
.
Eastern Flank: Producing
horizons limited to MSD
and very upper part of
LSL only.
Northern Flank:
• Under developed
• Good well spacing area
• 55 Targeting complete
MSD and LSL horizons.
Western Flank: Focus Area
• Good well spacing, under developed
• Low BS+W area
• Targeting, LSL & LSD Horizons
• Completions improved by utilizing
TA’s own equipment
MSD Depth Structure
48
56
71
S57-First
Frac of MSD

Paleozoic Trend: Bedinan Sandstone

Paleozoic Trend Unconventional
Potential: Dadas Shale
core-I taken 8330-8353’ in Dadas-I member.
TOC   7 to 9% (in Goksu Core) 3.5% Avg.
Thickness 50m to 145m
Porosity 0.5-6% (average 3%)
Maturity shows oil/gas window at Goksu

Will frac Goksu-1 Jan 2011
Directional tools available Feb 2011

3D Seismic Area

Bakuk-101
Syrian Trend Area
Bakuk Gas Discovery
TransAtlantic 50%
No oil leg found in re-entry of
Bakuk-2
Gas Pipeline to South and North
(construction underway to the
South) almost complete (first sale
Q1)
3D acquired on S. Bakuk
Bakuk Structural Model

SURFACE ELEVATION Bakuk Surface Elevation Bakuk-1 Bakuk-101 19 ~ 25,000 acres

Karaca Anticline
Alpha
Akcadag Anticline
Beta
Potential Exploration Targets
2D Seismic
Exploration Pipeline
Prospects and Leads at Malatya Basin
Underexplored Tertiary Basin
Four Surface Anticlines
2D Seismic Shooting
Exploratory Well Planned

Syrian Trend Exploration
Midyat

• Green lines are 2010 2D program;
• Red is Test Spread on Line 3
• Yellow ellipses are Gravity Anomalies
(potential structures) from 2009
Gravity Survey
• ’83-vintage Line HTM-8395 shown
in orange
• Now drilling stratagraphic test

Romania Exploration

COYOTE  TREND
Gas Prone Gas Prone
Bulgarian Jurassic Oilfields
Oil Prone
Oil Prone
TransAtlantic’s
Acreage: 1.4 million gross / 0.7 million net
Coyote / Wolf
(Jurassic oil play)
Large resource potential
in shale gas play
2011 plan being
developed
Shale well planned
“Summer 2011”
Shale Potential

Morocco

Basin
Structures
(numerous
gas fields)
Oil
Oil Trend
3D
Atlantic Ocean
TransAtlantic’s
Acreage: 4.2 million gross / 2.5 million net
East Area
Basin
Structures
Gas Pipeline
Thrusted Structures
West Area
Meknes
Mediterranean
Oil fields
3D
Rabat
Spain
Recent
discoveries HKE-1
Asilah (GRB-1) now drilling
Ouezzane-Tissa
HKE-1 being completed
Tselfat – 3D defined prospects
Successful completion of HR-33
bis
(first sales Jan 5th)
Asilah
GRB -1 now drilling
2011 plan being developed
HR-33 bis

Viking International

“We’ve Done This Before”

Packenham Field
Grew production
from 40 mcf/d to
30,000 mcf/d
Pinon Field
’85                                       ’90                                      ’95                                      ’00                                      ’05                                     ‘10
Riata Energy
Malone Mitchell 3rd
founded Riata
Energy with $500
TransAtlantic
Established
new vision
Vertical Integration Strategy
Since beginning our vertical integration strategy with a single tubing trailer, we’ve constructed over 50 rigs and drilled thousands of wells

We’ve Done This Before – Encore
Development
Maximizing returns by reducing drilling and operating costs
Pursuing projects that permit development from existing cash flow, without the need to tie up excessive capital “building reserves”
Exploration
Prioritizing opportunities, balancing risk with reward and near-term with longer-term projects, resulting in advancing projects with asymmetric upside
Working to reduce costs by utilizing our own equipment, planning for “scale,” and partnering out risk
Joint Venture Opportunities
Seek to lower risk and accelerate activity
Expand our opportunities
GOAL
Create a fully funded, international, vertically integrated E&P company

28 Thank You

Appendix

Turkey’s Energy Profile
Area
783,562 km²
Comparative Area Slightly larger than Texas
‘09 Population Est. 76.8 million
’09 GDP (Nominal) $617.1 billion
Fitch Sovereign BB, with positive outlook
Risk Rating
’09 Proved Reserves 0.3 billion BBLS / 300 BCF
‘09 Daily Consumption 580k BOPD /  3.39 BCF/d
‘09 Daily Production 53k BOPD /  .10 BCF/d
‘09 Gas Import Partners  Russia (74%), Iran (21%)
Royalty     12.5%
Tax 20%
Gas is currently priced at ~ $8/MCF, BOTAS
Oil is sold at world market prices
Investment in Turkey increasing:
Source: IEA, CIA - The World Fact Book, and IHS
Crude Oil Consumption vs. Production
000
BOPD
BCF/d
Natural Gas Consumption vs. Production
29
Exxon Mobil
Petrobras
Chevron
’09 Average BOPD
Consumption   580k
Production 53k
Net Imports 527k
’09 Average BCF/d
Consumption   3.39
Production .08
Net Imports 3.29

Romania’s Energy Profile
Area
238,391 km²
Comparative Area Slightly larger than Oklahoma
‘09 Population Est. 22.2 million
’09 GDP (Nominal) $161.5 billion
Fitch Sovereign BB+ with stable outlook
Risk Rating
‘09 Proved Reserves 0.6 billion BBLS / 2.2 BCF
‘09 Daily Consumption 214k BOPD /  1.63 BCF/d
‘09 Daily Production 117k BOPD /  1.10 BCF/d
Royalty 3.5% - 13.5% (oil)
3.0% - 13.0% (gas)
Tax 1-year tax holiday, then 16%
Oil is sold at world market prices
Gas is deregulated; priced at 80% of imported price (Gazprom)
Source: IEA, CIA - The World Fact Book, and IHS
30
Crude Oil Consumption vs. Production
000
BOPD
EU Member
Natural Gas Consumption vs. Production
BCF/d
’09 Average BCF/d
Consumption   1.63
Production 1.10
Net Imports 0.53
’09 Average BOPD
Consumption   214k
Production 117k
Net Imports 97k

Morocco’s Energy Profile
Source: IEA, CIA - The World Fact Book, and IHS
Area
446,550 km²
Comparative Area Slightly larger than California
‘09 Population Est. 31.3 mm
’09 GDP (Nominal) $88.9 billion
Fitch Sovereign BBB- with stable outlook
Risk Rating
‘09 Proved Reserves 750k BBLS / 53 BCF
‘09 Daily Consumption 187k BOPD
‘09 Daily Production 0.5k BOPD
Royalty
10% (oil), 5% (gas)
Tax
10-year tax holiday, then 30%
Oil is sold at world market prices
Gas is deregulated for end user sales, regulated if sold to
the Moroccan government  for power generation
Onshore Drilling History – Morocco Is Underexplored
31
Crude Oil Consumption vs. Production
Wells
168
105
74
75
14
26
’09 Average BOPD
Consumption  187.0k
Production 0.4k
Net Imports 186.6k
BOPD
0000

Proven Management Team

Name & Title Age         Years Exp. Experience
Malone Mitchell
Chairman
Matt McCann
Chief Executive Officer
Gary Mize
President
Scott Larsen
Executive Vice President
Hilda Kouvelis, CPA
Chief Financial Officer
25
15
35
25
25
49
42
57
57
46
’85 -’06, built Riata Energy into one of the largest privately held energy companies in the US
‘06, sold controlling stake in Riata, which was later renamed SandRidge Energy (NYSE: SD)
Founded Mitchell Group in early ‘07, which includes Longfellow Energy and Riata Management
Prior to involvement with Riata Energy and Mitchell Group, Mr. Mitchell worked in the oil field services industry and was employed with his family's ranching and aviation businesses
B.S., Oklahoma State University
Appointed CEO and Board Member in ’08
General Counsel for Riata Management since ’07
Vice President, Legal & Corporate Secretary for SandRidge Energy (NYSE: SD), ‘05-’07
General Counsel for Riata Energy, ‘01-’05
Represented Riata Energy while practicing law with Sprouse, Smith & Rowley, P.C., ‘95-’01
B.S. in Business Administration, University of Vermont; J.D. from Oklahoma University
Appointed President in ’10
Previously Executive Vice President for Manti Resources ‘94-’09
From ’74-’94, worked for Exxon in a multitude of capacities including manager of Exxon's onshore gas production, and finally as the Technical Manager for all engineering and geosciences for the South East division.
B.S. in Petroleum Engineering from Oklahoma University
Appointed to Board in ’05
Previously Vice President of Operations ‘02-’04; CEO ’04-’08; focused on International since ‘94
Former General Counsel to Humble Exploration Company
Former Partner at Vineyard, Drake & Miller
B.A. in Biology, Rutgers University; J.D. from Rutgers Law School
Appointed Vice President and CFO in ‘07
Majority of her career at FINA Inc. in various capacities including Controller and Treasurer;
Financial Controller for international operations PetroFina S.A.,‘98-’00
MBA in Corporate Finance & Investment Analysis, University of Texas at Dallas; B.B.A. in
Accounting, Angelo State University

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Photo Gallery http://www.transatlanticpetroleum.com/s/TurkeyPhotoGallery.asp
Country Profile Links                                      http://www.transatlanticpetroleum.com/s/CountryProfile.asp
TransAtlantic Romania http://www.transatlanticpetroleum.com/s/Romania.asp
Photo Gallery                                             http://www.transatlanticpetroleum.com/s/RomaniaPhotoGallery.asp
Country Profile Links                                   http://www.transatlanticpetroleum.com/s/CountryProfile.asp
TransAtlantic Morocco http://www.transatlanticpetroleum.com/s/Morocco.asp
Photo Gallery                                                 http://www.transatlanticpetroleum.com/s/MoroccoPhotoGallery.asp
Country Profile Links                                    http://www.transatlanticpetroleum.com/s/CountryProfile.asp

Viking Turkey
Drilling Services & Equipment (by name and depth capacity)
Cementing Equipment Completion Units
Well Test Units
Mud Logging
Mobile Underbalanced
Drilling Units (20,000 hp)
Nitrogen Units
Acid Stimulation
Fracture Stimulation
Heavy Dirt & Construction Equip.
Cased Hole Wireline
* Managed under contract
4,000m 7,000m* 7,000m* 4,000m 4,000m 2,500m 2,000m
I-17
Zorlu Rig

Viking Morocco
Drilling Services & Equipment
o
Rig I-7
o
Depth capacity (ft) 6,500
o
Drill pipe size 3 ½ “
o
Horsepower 530
o
Rig I-8
o
Depth capacity (ft) 13,000
o
Drill pipe size 4 ½ “
o
Horsepower 1,300
Cementing & Mud Logging Equipment
o
2 Twin 450 Horsepower
Recirculation Pump Unit
o1
Batch Mixing Trailer
o1
Batch Mixing Skid
o2
Bulk Cement Tank Transport Truck
o4
Bulk Silos
o2
Mud Logging Units
Heavy Trucks
o
4 Haul
o
2 Rig-up
o
1 Srv. & Lube
o
5 Roadwinch
o
2 Dump
o
2 Water
o
1 Gang
Heavy Dirt Equipment
o
1 Roller
o
1 Motor Grader
o
2 Loader
o
1 Bull Dozer
o
2 Backhoe
Trailers
o
3- 50-ton Lowboys
o3
30-ton Lowboys 1

2 Complete Crews
Acquisition Technology
o6,200
– Channel, OYO GSR Wireless Recording System (current)
Source / Survey Technology
oTigerNav
Vibrator Guidance Systems
oTrimble
5800 Receiver and Base Units
Camp
oOffices
and Communication Trailers
Vehicles
oComplete
Suite of Support Vehicles and Equipment Haulers
Microseismic planned